P
R
O                              AMERICAN INFLATABLES, INC.
X             This Proxy is Solicited on Behalf of the Board of Directors
Y
                           Special Meeting, [October 15], 2001


The undersigned shareholder of American Inflatables, Inc., hereby revoking all previous proxies, hereby appoints Greg Mulholland and Dale Paisley, and either of them, the attorney or attorneys and proxy or proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of American Inflatables, Inc. to be held [October 15], 2001, at _____ p.m., local time, at the Red Lion Inn, 2531 Bristol Avenue, Costa Mesa, California 32801 and at any adjournments thereof, and to vote all shares of American Inflatables, Inc. that the undersigned shall be entitled to vote at such meeting. Said proxies are instructed to vote on the matters set forth in the Proxy Statement/Prospectus as specified below.


1. To approve the Reorganization Agreement dated as of October 12, 2000 (as amended), providing for the acquisition of American Inflatables, Inc. by National Paintball Supply Company, Inc. and, in connection therewith, the conversion of shares of common stock of American Inflatables, Inc. into shares of common stock of National Paintball Supply Company, Inc., subject to the terms and conditions of the Reorganization Agreement.

     FOR  ____               AGAINST  ____                   ABSTAIN  ____



2. To grant discretionary authority to vote to adjourn the meeting for the purpose of soliciting additional votes.

     FOR  ____               AGAINST  ____                   ABSTAIN  ____


3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1 AS SPECIFIED ABOVE.

Please sign exactly as name appears on stock certificate. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held jointly, signature should appear for both names. If more than one trustee, all should sign. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office. This Proxy may be revoked any time prior to its exercise.

                                           Dated:   ______________________, 2001

--------------------------------------------
Print Name (and title if appropriate)
--------------------------------------------
Signature

--------------------------------------------
Print Name (and title if appropriate)
--------------------------------------------
Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.